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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-3490, 33-19326, 33-30840, 33-64721,
33-64723, 333-11503, and 333-31239.




                                            /s/ Arthur Andersen LLP

                                            Arthur Andersen LLP
Cincinnati, Ohio
September 9, 1998